Alterola Biotech Inc

AUDIT & OVERSIGHT

COMMITTEE CHARTER

Effective as of September 29th, 2021

Organization

This charter adopted by the Board of Directors (the “Board”) of Alterola Biotech Inc (the “Company”) governs the operations of the Audit Committee (the “Committee”) of the Board. Members of the Committee shall be members of, and appointed by, the Board to serve at the pleasure of the Board. The Committee shall be composed of at least three members. Each member of the Committee shall be "independent" within the meaning of the applicable listing rules of the OTC Exchange, as they may be amended from time to time (the “OTC”), Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (“SEC”), as determined by the Board.

Each member of the Committee must be financially literate, as determined by the Board in accordance with the listing standards of the OTC. At least one member of the Committee shall be deemed an "audit committee financial expert," as defined in Item 407(d)(5)(ii) of Regulation S-K. The existence of such member shall be disclosed in periodic filings as required by the SEC.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. To foster open communication, the Committee shall meet at least annually with management, the internal auditor and the independent auditors. The meetings with the internal auditor and the independent auditors should be in separate sessions without the presence of management. All meetings shall be at the call of the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may act only upon approval of a majority of its members. The action of the Committee at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act in writing by the unanimous consent of its members.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal. The Board may remove any member from the Committee at any time with or without cause. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee, and the Committee shall keep a separate book of minutes of its proceedings and actions. The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee.

The Committee shall periodically report on its activities to the Board, and otherwise shall report to the Board as it requests, and make such recommendations and findings as it deems appropriate.

No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in the Company’s annual proxy statement.

The Internal Audit Function reports to the Committee and administrative support is provided by management.

Roles and Responsibilities

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to:

•	the integrity of the Company's financial statements and its financial reporting process;

•	the system of internal control over financial reporting;

•	the performance of the Company's internal audit function, and independent auditor;

•	the independent auditor's qualifications and independence.

•	the Company's compliance with legal and regulatory requirements: and

•	the Company’s ethics programs as established by management and the Board, including the Company’s Codes of Business Conduct.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, personnel of the Company and the independent auditor and, in its sole discretion and at the Company's expense, the Committee shall have the authority to retain and terminate independent counsel and other advisers as it determines necessary to carry out its duties.

While Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, should maintain flexibility in its policies and procedures in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

•	The Committee shall be directly responsible for the appointment, retention and termination, evaluation, compensation, review and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting and receiving the report of the independent auditor. As a matter of good corporate governance, the Committee shall submit its recommendation of the independent auditors to our shareholders for approval. If the shareholders should not ratify the appointment of the independent auditors, the Committee will reconsider the appointment.

•	In connection with the mandated rotation of the Independent Auditors’ lead engagement partner, the Audit Committee shall be directly involved in the selection of the new lead engagement partner.

•	At least annually, the Committee shall evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm as the Company’s independent auditors.

•	The Committee shall pre-approve all audit and non-audit and tax services provided by the independent auditor and shall not engage the independent auditor to perform the specific non- audit services proscribed by law or regulation. Alternatively, the Committee may adopt pre- approval policies and procedures detailed as to particular services and delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre- approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

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•	The Committee shall determine and recommend to the Board appropriate funding for payment of:

-	Compensation to the independent auditor.

-	Compensation to any advisers employed by the Committee pursuant to the authority granted herein.

-	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties

•	At least annually, the Committee shall obtain and review a report by the independent auditor describing:

-	The firm's internal quality control procedures.

-	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or inspections or review by the Public Company Accounting Oversight Board (PCAOB) of the independent auditors, or by any other inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) receipt of a report on all relationships between the independent auditors and the Company, or persons in a financial reporting oversight role at the Company, that may be thought to bear on independence and objectivity of the independent auditors.

•	The Committee shall ensure that hiring policies for employees or former employees of the independent auditor meet SEC regulations and stock exchange listing standards.

•	The Committee, after consultation with management, shall appoint, terminate or replace the head of the internal audit function.

•	The Committee shall discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The Committee shall also discuss with management, the internal auditors and the independent auditor the adequacy and effectiveness of the accounting and financial controls,including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

•	Periodically, the Committee shall meet separately with management, General Counsel, the internal auditors and the independent auditor to discuss issues and concerns warranting Committee attention, including significant risks to the Company and the steps management has taken to minimize such risks. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditor to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•	The Committee shall review with management and the Company’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

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•	The Committee shall keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company's identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

•	The Committee shall review with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and review and discuss with management and the Company’s independent auditors disclosure relating to the Company’s internal control over financial reporting and disclosure controls and procedures, the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

•	The Committee shall review and discuss with the Company’s independent auditors any other matters required to be discussed in accordance with PCAOB audit committee communication requirements.

•	The Committee shall periodically review the internal audit activities, including the independence and authority of the internal auditors.

•	The Committee shall review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditor.

•	The Committee shall review and discuss with the independent auditor all the critical accounting policies to be used in the audit, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

•	The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor's report on management's assertion.

•	The Committee shall discuss the types of information to be disclosed and types of presentations to be made in earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each release or each instance of guidance.

•	The Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities.

•	The Committee shall review and investigate any matters relating to the integrity of management, potential conflicts of interest and adherence to the Company’s policies.

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•	The Committee shall review disclosures made by the Chief Executive Officer and Chief Financial Officer in connection with the certification of the Company’s annual, semi-annual and quarterly reports.

•	The Company’s General Counsel shall present to the Committee any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

•	The Committee shall review and discuss policies with respect to risk assessment and risk management, including the risk of fraud. The Committee shall also discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	The Committee shall discuss the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditor prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

•	The Committee shall discuss with management and the independent auditor the financial statements, including the related notes thereto, and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, including any difficulties the independent auditors encountered in the course of their audit work, including anyrestrictions on the scope of the auditors’ activities or on access to requested information, and any significant disagreements with management, and management’s response to such difficulties.

•	The Committee shall regularly report to the Board, including the results of the annual audit, and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements and, the performance of the internal audit function and the independence of the internal auditor. If requested by the Board, the Committee shall invite the independent auditor to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, federal securities law matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall review any submissions that have been received, the current status and any resolution reached.

•	The Committee shall periodically review and discuss with management, the internal auditors, and the independent auditors the overall adequacy and effectiveness of the Company's legal, regulatory and ethics and compliance programs and the Committee shall meet at least annually with the Company’s Chief Compliance Officer, who shall have the access to communicate directly to the Audit Committee about actual and alleged violations of law or any matters involving criminal or potential criminal conduct.

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•	The Committee shall review reports of attorneys or others with respect to evidence of material violations of securities laws or breaches of fiduciary duty.

•	The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

•	The Committee shall prepare its report to be included in the Company's annual proxy statement and any other filings, as required by SEC regulations. In doing so, it is the responsibility of the Committee to maintain free and open communication with the Board, the independent auditor and management of the Company.

•	The Committee shall review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes whether the Committee has satisfied its responsibilities under this Charter for the prior year.

•	The Committee shall evaluate its performance at least annually to determine whether it is functioning effectively.

This charter is effective as of the date indicated below and shall be reviewed and reassessed at least annually by the Committee. Changes to this charter may only be made with the approval of the Board.

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